UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

S&W SEED COMPANY
(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

106 K Street, Suite 300 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (559) 884-2535

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02.    Results of Operations and Financial Condition.

On November 8, 2018, S&W Seed Company (the "Company") issued a press release announcing financial results for the first quarter of fiscal 2019 ended September 30, 2018. The text of the press release is furnished as Exhibit 99.1 to this current report.

The information in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of S&W Seed Company dated November 8, 2018, announcing financial results for the first quarter of fiscal 2019 ended September 30,2018*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Exchange Act, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: November 8, 2018

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